UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530

Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019—October 31, 2020

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2020
Vanguard Explorer™ Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	8
Performance Summary	10
Financial Statements	12
Trustees Approve Advisory Arrangements	29
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Explorer Fund returned 14.08% for Investor Shares and 14.21% for Admiral Shares for the 12 months ended October 31, 2020. The fund trailed its benchmark, the Russell 2500 Growth Index, which returned 21.71%.
•	The period was marked by the global spread of COVID-19 and efforts to contain it. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment.
•	Growth stocks outperformed their value counterparts, while large- and mid-capitalization stocks surpassed small-caps.
•	Returns were positive for six of the fund’s 11 sectors. Stock selection in communication services and industrials and an underweight allocation to utilities boosted relative performance. Weak selection in health care, financials, and consumer discretionary detracted most.
•	Over the decade ended October 31, 2020, the fund’s average annual return lagged that of its expense-free benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15
CPI
Consumer Price Index	1.18%	1.82%	1.83%

Advisors' Report
For the 12 months ended October 31, 2020, Vanguard Explorer Fund returned 14.08% for Investor Shares and 14.21% for Admiral Shares. It underperformed its benchmark, the Russell 2500 Growth Index, which returned 21.71%.
Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 7 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 13, 2020.
Wellington Management Company llp
Portfolio Manager:
Daniel J. Fitzpatrick, CFA, Senior Managing
Director and Equity Portfolio Manager
Over the 12 months ended October 31, 2020, small-capitalization stocks, as measured by the Russell 2000 Index, declined moderately amid increasing macroeconomic and market volatility surrounding the COVID-19 pandemic and concerns about the economic recovery. Small-caps strengthened in the final months of the period but continued to lag their larger-cap counterparts. While more growth-oriented areas of the market generated strong returns throughout this period, cyclical areas faced greater challenges because of concerns about broader economic stability and growth.
Our bottom-up stock selection detracted from results in eight of the 11 industry sectors, most notably in consumer discretionary, health care, and financials. Weaker selection was partly offset by stronger selection in communication services and information technology. Sector allocation, a result of our selection process, also detracted from relative performance. Our underweight allocations to health care and IT weighed on relative returns, while our underweightings of consumer discretionary and utilities helped.
Communication services company Cinemark Holdings, a U.S. owner and operator of movie theaters, was the biggest relative detractor for the period. Its shares declined amid pandemic-driven theater closures and major delays and uncertainty about film releases. We still hold the position, as we believe that Cinemark is the best operator in the industry and has enough liquidity to remain in business through 2021, despite the temporary closure of its theaters. We believe that its financial strength and ability to weather the tough environment should help Cinemark gain market share on the other side of the economic slowdown.
Information technology holding SunPower, a solar-panel services company, was the top relative contributor for the 12 months. Shares rose as the company reported earnings that moderately exceeded consensus expectations. Management raised its guidance for the 2020 fiscal year, and the company secured funding for its residential solar leasing program through 2021. SunPower, along with the broader renewable energy industry, has also benefited from global government spending proposals that aim to reduce carbon emissions over time.
ClearBridge Investments, LLC
Portfolio Managers:
Brian Angerame, Managing Director
Aram Green, Managing Director
Jeffrey Russell, CFA, Managing Director
Matthew Lilling, CFA, Director
The Russell 2500 Growth benchmark of small- and mid-cap companies returned 21.71% over the tumultuous 12 months ended October 31, 2020. The equity market reached record highs in February before taking a sharp downturn as the magnitude of the COVID-19 crisis became apparent, leading to a flash recession that exceeded the Great Depression in speed and severity. Relatively quick action by the Federal Reserve and several fiscal relief packages have partly blunted the economic impact of the pandemic and helped on the path to recovery.
Although many consumer experience sectors remain severely depressed (air transportation, lodging, and restaurants), a variety of long-term trends relating to digital experience (telemedicine, work from home, and cloud adoption) have accelerated.
The portfolio’s consumer discretionary, information technology, and industrial investments contributed to outperformance of the benchmark for the period. Etsy and Carvana saw a surge of demand for their unique offerings. Innovators DocuSign and Wix.com are rapidly becoming IT industry standards. Residential composite decking manufacturer Trex continues to experience exceptional volume and profit gains as consumers reinvest in their homes.
We are optimistic about the companies owned in the portfolio and added 20 new holdings during the fiscal year. We are confident in the ability of our holdings’ managements to steer through, in many instances, rapidly changing and industry environments without precedent while balancing returns to shareholders with investments in substantial growth opportunities and social and environmental responsibilities.

Stephens Investment Management Group, LLC
Portfolio Manager:
Ryan E. Crane, CFA,
Chief Investment Officer
Although the first few months of the fiscal year were fairly normal, the rest were dominated by COVID-19 news and its impact on the economy. The pandemic created innumerable disruptions: the policy initiatives at the local, state, national, and global levels to address the crisis; the changes in consumer behavior and preferences; and the way that businesses operate. The macroeconomic landscape was similarly disrupted as GDP plunged but then rebounded. Central bankers moved to a very accommodative stance.
Disruption brought about by COVID-19 only seemed to amplify long-term growth trends that were already in place—there were clear winners and losers. As a result, it was a market ripe for stock-picking. We were considerably more active within the portfolio, making changes to our positioning as the market and economy changed. Investors gravitated toward companies with strong, stable long-term growth profiles. This is our specialty and helped our relative returns.
Although there is hope of a vaccine and an improvement in the pandemic, we don’t necessarily believe there will be a commensurate reduction in volatility. The market and the economy still face many uncertainties, and systemic change is accelerating. We embrace the volatility and change, as we believe this environment will continue to provide many stock-picking opportunities.
Vanguard Quantitative Equity Group
Portfolio Managers:
James P. Stetler
Binbin Guo, Principal, Head of
Alpha Equity Investments
The period was marked by the global spread of COVID-19 and efforts to contain it. After a sharp pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets.
Investor sentiment soured and volatility returned in September before stabilizing in October. Global stocks’ September performance was a result of several factors, including stretched valuations in information technology, a resurgence in coronavirus infections in some regions, and dimmer chances of a new U.S. government aid package.
Although it’s important to understand how overall performance is affected by such macroeconomic factors, our approach to investing focuses on specific fundamentals. We believe that attractive stocks exhibit five key characteristics: high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—shares that are not overpriced.
Using these five themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).
Over the 12 months ended October 31, 2020, our market sentiment and growth models contributed to our relative performance, while our quality and management decisions models detracted. Our strongest sector results were in communication services, driven in part by strong stock selection in entertainment companies. Selection in health care, industrials, and consumer discretionary detracted most.
At the stock level, top contributors included overweight positions in health care companies (Novavax and Veeva Systems) as well as IT companies (Enphase Energy, Five9, and Zscaler). Underweight positions in Immunomedics, Dexcom, and Teladoc in health care and DocuSign in IT detracted, as did an overweight allocation to Spirit AeroSystems in industrials.
ArrowMark Partners
Portfolio Managers:
Chad Meade, Partner
Brian Schaub, CFA, Partner
Through the latter half of 2019, equities extended their long bull run as the outlook for the global economy continued to brighten. That all ended abruptly in late February and early March 2020 as the novel coronavirus began to spread globally, requiring quarantines that shut down entire economies.
Stocks fell swiftly and severely, with U.S. equity markets plummeting from their February peaks into bear market territory. In response to stay-at-home orders, businesses shut their doors, ultimately resulting in more than 40 million Americans filing for unemployment.
The U.S. government passed a nearly $3 trillion relief package for struggling Americans, while central bankers responded to the crisis with unprecedented monetary stimulus. These and other developments, including declining COVID-19 infection rates and the reopening of economies, lifted investor confidence and spurred a strong rally in U.S. equity markets through the latter part of the period.
Health care holdings collectively delivered the largest positive contribution to performance over the 12 months. Within health care, health care equipment and supplies companies including Quidel, a developer of rapid diagnostic testing solutions, delivered solid returns. In addition, biotechnology company Immunomedics boosted results.
Stock selection and an overweight position in the consumer discretionary sector detracted, as specialty retailer Sally Beauty Holdings declined over the period. The industrial sector also hurt performance, in part because marine transportation company Kirby underperformed.
We believe the markets will remain volatile over the next few months as investors anticipate and digest the U.S. presidential election results, the timing and availability of a COVID-19 vaccine, the likelihood of a supplemental coronavirus stimulus relief package, and the possibility of rising inflation.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	36	5,973	Conducts research and analysis of individual companies to select stocks believed to have exceptional growth potential relative to their market valuations. Each stock is considered individually before purchase, and company developments are continually monitored for comparison with expectations for growth.
ClearBridge Investments, LLC	16	2,730	The firm seeks to invest in cash-generative, quality growth companies that are category leaders (or have the ability to become market leaders), and display capital allocation discipline aimed at fueling long-term sustainable growth. ClearBridge focuses on cash-flow-based metrics to value companies, as well as revenue or earnings multiples, relying on the most appropriate valuation metrics for each company. This approach aligns with the team’s style of investing in cash generative, quality growth companies. The research process is disciplined and collaborative, with each member of the team executing on a shared investment philosophy and process.
Stephens Investment Management Group, LLC	16	2,557	Employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening to identify companies with superior earnings growth potential. The approach screens for core growth stocks and for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks are experiencing changes that could lead to accelerated earnings growth.
Vanguard Quantitative Equity Group	15	2,524	Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
ArrowMark Partners	15	2,479	The firm employs a “risk-before-reward“ investment strategy and in-depth fundamental research to uncover companies that, in its opinion, can control environments. The portfolio managers start by identifying businesses with strong competitive advantages in industries with high barriers to entry and then narrow their focus to companies with large potential markets and high-quality business models focused on the future. Across this entire investment process, the team takes steps to deliver strong downside protection, resulting in a diversified portfolio of 75–100 stocks.
Cash Investments	2	342	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2020
Explorer Fund	Beginning Account Value 4/30/2020	Ending Account Value 10/31/2020	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,236.32	$2.25
Admiral™ Shares	1,000.00	1,237.01	1.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.13	$2.03
Admiral Shares	1,000.00	1,023.68	1.48
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Explorer Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2010, Through October 31, 2020
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Explorer Fund Investor Shares	14.08%	12.91%	12.82%	$33,413
Russell 2500 Growth Index	21.71	13.30	13.77	36,346
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	33,211

	One Year	Five Year	Ten Years	Final Value of a $50,000 Investment
Explorer Fund Admiral Shares	14.21%	13.04%	12.97%	$169,351
Russell 2500 Growth Index	21.71	13.30	13.77	181,730
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	166,054

See Financial Highlights for dividend information.

Explorer Fund
Fund Allocation
As of October 31, 2020
Communication Services	2.7%
Consumer Discretionary	12.5
Consumer Staples	2.8
Energy	0.4
Financials	6.8
Health Care	26.1
Industrials	17.9
Information Technology	25.0
Materials	2.0
Real Estate	2.5
Utilities	0.1
Other	1.2
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Explorer Fund
Financial Statements
Schedule of Investments—Investments Summary
As of October 31, 2020
This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)	Percentage of Net Assets
Common Stocks
†Communication Services*			427,207	2.6%
Consumer Discretionary
	Etsy Inc.*	1,193,264	145,089	0.9%
	Burlington Stores Inc.*	742,977	143,826	0.9%
	Skechers USA Inc. Class A*	3,870,401	122,730	0.7%
	Carter's Inc.	1,085,652	88,426	0.5%
	Five Below Inc.*	539,500	71,937	0.4%
	Hanesbrands Inc.	4,424,469	71,101	0.4%
	Houghton Mifflin Harcourt Co.*,1	7,198,968	18,789	0.1%
†	Consumer Discretionary—Other*,2		1,349,649	8.2%
			2,011,547	12.1%
†Consumer Staples*,2			454,538	2.7%
†Energy*			58,191	0.4%
Financials
	LPL Financial Holdings Inc.	1,148,104	91,768	0.6%
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,098,984	87,842	0.5%
	SVB Financial Group*	288,603	83,897	0.5%
	Western Alliance Bancorp	1,742,071	71,773	0.4%
†	Financials—Other*		749,574	4.5%
			1,084,854	6.5%
Health Care
	Insulet Corp.*	696,577	154,814	0.9%
	ICON plc*	780,991	140,813	0.9%
	Penumbra Inc.*	454,512	118,641	0.7%
	Omnicell Inc.*	1,216,331	105,273	0.6%
	Hologic Inc.*	1,529,196	105,239	0.6%

Explorer Fund
		Shares	Market Value• ($000)	Percentage of Net Assets
	Exact Sciences Corp.*	736,303	91,176	0.6%
	BioTelemetry Inc.*,1	2,044,965	87,075	0.5%
	Amedisys Inc.*	326,981	84,688	0.5%
	Quidel Corp.*	305,297	81,908	0.5%
	LHC Group Inc.*	361,825	78,353	0.5%
	Acadia Healthcare Co. Inc.*	2,164,918	77,179	0.5%
	Hill-Rom Holdings Inc.	816,269	74,338	0.5%
	Haemonetics Corp.*	710,545	71,829	0.4%
	Globus Medical Inc. Class A*	1,367,667	71,283	0.4%
†	Health Care—Other*,2		2,846,620	17.1%
			4,189,229	25.2%
Industrials
	TriNet Group Inc.*	2,223,867	153,269	0.9%
	Trex Co. Inc.*	1,753,194	121,917	0.7%
	Clean Harbors Inc.*	1,738,171	92,071	0.6%
	Kennametal Inc.	2,706,748	83,909	0.5%
	Generac Holdings Inc.*	379,736	79,802	0.5%
	John Bean Technologies Corp.	944,348	79,297	0.5%
	Ritchie Bros Auctioneers Inc.	1,289,658	78,192	0.5%
	Rexnord Corp.	2,383,097	76,450	0.5%
	SPX FLOW Inc.*	1,781,417	75,443	0.5%
	Copart Inc.*	667,339	73,648	0.4%
	Chart Industries Inc.*	859,742	72,605	0.4%
†	Industrials—Other*,2		1,892,034	11.3%
			2,878,637	17.3%
Information Technology
	Five9 Inc.*	1,115,049	169,175	1.0%
	Wix.com Ltd.*	466,604	115,400	0.7%
	HubSpot Inc.*	378,937	109,918	0.7%
	SVMK Inc.*	5,123,312	107,231	0.7%
	DocuSign Inc. Class A*	502,292	101,589	0.6%
	Fortinet Inc.*	848,038	93,598	0.6%
	Teradyne Inc.	950,624	83,512	0.5%
	Power Integrations Inc.	1,363,495	82,096	0.5%
	Inphi Corp.*	574,730	80,324	0.5%
	Monolithic Power Systems Inc.	245,304	78,399	0.5%
	SunPower Corp.*,2	4,739,834	75,790	0.5%
	First Solar Inc.*	835,307	72,709	0.4%
	Mimecast Ltd.*	1,881,573	71,895	0.4%
	Tower Semiconductor Ltd.*	3,352,578	70,739	0.4%
	Cardtronics plc Class A*,1	3,199,703	56,987	0.4%
†	Information Technology—Other*,2		2,640,100	15.8%
			4,009,462	24.2%
Materials
	Smurfit Kappa Group plc	1,917,978	72,368	0.4%
†	Materials—Other*		253,481	1.6%
			325,849	2.0%
Other
	Vanguard Small-Cap ETF[2,3]	1,249,629	196,329	1.2%
Real Estate
	Life Storage Inc.	613,138	69,990	0.4%
†	Real Estate—Other*		336,665	2.1%
			406,655	2.5%

Explorer Fund
	Shares	Market Value• ($000)	Percentage of Net Assets
†Utilities		24,043	0.1%
Total Common Stocks (Cost $12,149,651)		16,066,541	96.8%
Temporary Cash Investments
Money Market Fund
Vanguard Market Liquidity Fund, 0.112%[4,5]	4,569,954	456,995	2.7%
	Face Amount ($000)
Repurchase Agreement
Deutsche Bank Securities, Inc. 0.090%, 11/2/20 (Dated 10/31/20, Repurchase Value $9,700,000, collateralized by U.S. Treasury Bill, 0.000%, 11/5/20, with a value of $9,894,000)	9,700	9,700	0.1%
†U.S. Government and Agency Obligations[6]		16,499	0.1%
Total Temporary Cash Investments (Cost $483,060)		483,194	2.9%
Total Investments (Cost $12,632,711)		16,549,735	99.7%
Other Assets and Liabilities—Net		54,979	0.3%
Net Assets		16,604,714	100.0%
Cost is in $000.
•	See Note A in Notes to Financial Statements.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $176,873,000.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $188,089,000 was received for securities on loan.
6	Securities with a value of $16,463,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2020	4,618	354,847	(5,544)

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Assets and Liabilities
As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $11,719,900)	15,733,560
Affiliated Issuers (Cost $912,811)	816,175
Total Investments in Securities	16,549,735
Investment in Vanguard	693
Cash	1,868
Cash Collateral Pledged—Futures Contracts	9,329
Foreign Currency, at Value (Cost $2)	2
Receivables for Investment Securities Sold	344,147
Receivables for Accrued Income	1,583
Receivables for Capital Shares Issued	4,626
Total Assets	16,911,983
Liabilities
Payables for Investment Securities Purchased	93,917
Collateral for Securities on Loan	188,089
Payables to Investment Advisor	6,398
Payables for Capital Shares Redeemed	13,273
Payables to Vanguard	1,328
Variation Margin Payable—Futures Contracts	4,264
Total Liabilities	307,269
Net Assets	16,604,714
At October 31, 2020, net assets consisted of:

Paid-in Capital	11,388,238
Total Distributable Earnings (Loss)	5,216,476
Net Assets	16,604,714

Investor Shares—Net Assets
Applicable to 30,110,640 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,325,356
Net Asset Value Per Share—Investor Shares	$110.44

Admiral Shares—Net Assets
Applicable to 129,153,156 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,279,358
Net Asset Value Per Share—Admiral Shares	$102.82

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Operations

Year Ended October 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	96,008
Dividends—Affiliated Issuers	2,309
Interest—Unaffiliated Issuers	476
Interest—Affiliated Issuers	3,829
Securities Lending—Net	6,888
Total Income	109,510
Expenses
Investment Advisory Fees—Note B
Basic Fee	27,410
Performance Adjustment	(926)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,797
Management and Administrative—Admiral Shares	15,621
Marketing and Distribution—Investor Shares	312
Marketing and Distribution—Admiral Shares	715
Custodian Fees	101
Auditing Fees	39
Shareholders’ Reports—Investor Shares	124
Shareholders’ Reports—Admiral Shares	190
Trustees’ Fees and Expenses	26
Total Expenses	51,409
Net Investment Income	58,101
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,388,587
Investment Securities Sold—Affiliated Issuers	(48,495)
Futures Contracts	31,228
Foreign Currencies	7
Realized Net Gain (Loss)	1,371,327
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	728,235
Investment Securities—Affiliated Issuers	(41,840)
Futures Contracts	(10,931)
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	675,466
Net Increase (Decrease) in Net Assets Resulting from Operations	2,104,894
1	Dividends are net of foreign withholding taxes of $371,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2020 ($000)	2019 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,101	65,903
Realized Net Gain (Loss)	1,371,327	754,642
Change in Unrealized Appreciation (Depreciation)	675,466	659,185
Net Increase (Decrease) in Net Assets Resulting from Operations	2,104,894	1,479,730
Distributions[1]
Investor Shares	(178,026)	(304,807)
Admiral Shares	(652,715)	(1,054,055)
Total Distributions	(830,741)	(1,358,862)
Capital Share Transactions
Investor Shares	(483,899)	68,365
Admiral Shares	(274,035)	862,924
Net Increase (Decrease) from Capital Share Transactions	(757,934)	931,289
Total Increase (Decrease)	516,219	1,052,157
Net Assets
Beginning of Period	16,088,495	15,036,338
End of Period	16,604,714	16,088,495
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$101.66	$102.25	$102.10	$83.91	$90.55
Investment Operations
Net Investment Income	.284[1]	.333[1]	.325[1]	.421[1]	.393
Net Realized and Unrealized Gain (Loss) on Investments	13.688	8.234	11.192	21.657	1.581
Total from Investment Operations	13.972	8.567	11.517	22.078	1.974
Distributions
Dividends from Net Investment Income	(.295)	(.286)	(.475)	(.318)	(.270)
Distributions from Realized Capital Gains	(4.897)	(8.871)	(10.892)	(3.570)	(8.344)
Total Distributions	(5.192)	(9.157)	(11.367)	(3.888)	(8.614)
Net Asset Value, End of Period	$110.44	$101.66	$102.25	$102.10	$83.91
Total Return[2]	14.08%	10.15%	12.12%	27.10%	2.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,325	$3,520	$3,420	$3,520	$3,324
Ratio of Total Expenses to Average Net Assets[3]	0.41%	0.45%	0.44%	0.43%	0.45%
Ratio of Net Investment Income to Average Net Assets	0.28%	0.33%	0.31%	0.45%	0.46%
Portfolio Turnover Rate	43%	41%	50%	76%	66%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.03%, 0.02%, (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$94.64	$95.24	$94.99	$78.07	$84.28
Investment Operations
Net Investment Income	.365[1]	.409[1]	.418[1]	.495[1]	.473
Net Realized and Unrealized Gain (Loss) on Investments	12.752	7.648	10.405	20.145	1.455
Total from Investment Operations	13.117	8.057	10.823	20.640	1.928
Distributions
Dividends from Net Investment Income	(.378)	(.393)	(.438)	(.403)	(.383)
Distributions from Realized Capital Gains	(4.559)	(8.264)	(10.135)	(3.317)	(7.755)
Total Distributions	(4.937)	(8.657)	(10.573)	(3.720)	(8.138)
Net Asset Value, End of Period	$102.82	$94.64	$95.24	$94.99	$78.07
Total Return[2]	14.21%	10.27%	12.24%	27.25%	2.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,279	$12,569	$11,616	$9,514	$7,496
Ratio of Total Expenses to Average Net Assets[3]	0.30%	0.34%	0.32%	0.31%	0.33%
Ratio of Net Investment Income to Average Net Assets	0.39%	0.44%	0.43%	0.57%	0.58%
Portfolio Turnover Rate	43%	41%	50%	76%	66%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.03%, 0.02%, (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Notes to Financial Statements
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers.

Explorer Fund
The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on future contracts.
During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to

Explorer Fund
the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Explorer Fund
expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and ClearBridge Investments, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fees of Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding five years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $628,000 for the year ended October 31, 2020.
For the year ended October 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of of $926,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $693,000, representing less than 0.01% of the fund’s net assets and 0.28% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Explorer Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	15,994,173	72,368	—	16,066,541
Temporary Cash Investments	456,995	26,199	—	483,194
Total	16,451,168	98,567	—	16,549,735
Derivative Financial Instruments
Liabilities
Future Contracts[1]	4,264	—	—	4,264
1	Represents variation margin on the last day of the reporting period.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	79,491
Total Distributable Earnings (Loss)	(79,491)
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	152,468
Undistributed Long-Term Gains	1,181,913
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,882,095

Explorer Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	60,023	348,717
Long-Term Capital Gains	770,718	1,010,145
Total	830,741	1,358,862
*	Includes short-term capital gains, if any.
As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,667,640
Gross Unrealized Appreciation	5,175,312
Gross Unrealized Depreciation	(1,293,217)
Net Unrealized Appreciation (Depreciation)	3,882,095
F.	During the year ended October 31, 2020, the fund purchased $6,560,416,000 of investment securities and sold $7,907,387,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2020		2019
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	459,953	5,209	455,601	4,726
Issued in Lieu of Cash Distributions	173,422	1,675	297,042	3,500
Redeemed	(1,117,274)	(11,398)	(684,278)	(7,051)
Net Increase (Decrease)—Investor Shares	(483,899)	(4,514)	68,365	1,175
Admiral Shares
Issued	1,845,208	19,941	2,130,012	23,355
Issued in Lieu of Cash Distributions	603,114	6,261	976,574	12,373
Redeemed	(2,722,357)	(29,848)	(2,243,662)	(24,896)
Net Increase (Decrease)—Admiral Shares	(274,035)	(3,646)	862,924	10,832

Explorer Fund
H.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Oct. 31, 2019 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2020 Market Value ($000)
BioTelemetry Inc.	NA1	27,401	3,348	(1,166)	7,153	—	—	87,075
Cardtronics plc Class A	110,834	19,557	28,663	(2,893)	(41,848)	—	—	56,987
Endologix Inc.	2,587	—	238	(25,109)	22,760	—	—	—
Houghton Mifflin Harcourt Co.	45,222	1,255	—	—	(27,688)	—	—	18,789
Vanguard Market Liquidity Fund	786,814	NA2	NA2	81	78	3,829	—	456,995
Vanguard Small-Cap ETF	147,939	409,117	339,024	(19,408)	(2,295)	2,309	—	196,329
Total	1,093,396			(48,495)	(41,840)	6,138	—	816,175
1	Not applicable—at October 31, 2019, the issuer was not an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Vanguard Explorer Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments - investments summary, of Vanguard Explorer Fund (the "Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Explorer Fund
This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $840,001,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $60,023,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 41.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Trustees Approve Advisory Arrangements
Effective July 31, 2020, the board of trustees of Vanguard Explorer Fund approved a new investment advisory agreement with ClearBridge Investments, LLC (ClearBridge), which is materially the same as the former advisory agreement with ClearBridge except for the date. The board determined that the foregoing action was in the best interests of the portfolio and its shareholders. As of July 31, 2020, the advisors to the fund are ArrowMark Colorado Holdings, LLC; ClearBridge; Stephens Investment Management Group, LLC; Wellington Management Company llp; and The Vanguard Group, Inc. (“Vanguard”), through its Quantitative Equity Group.
On July 31, 2020, ClearBridge’s parent company, Legg Mason, Inc., was acquired by Franklin Resources, Inc. (“Franklin”) (the “Acquisition”). As a result of the Acquisition, ClearBridge is now a wholly owned subsidiary of Franklin. The Acquisition resulted in what is legally referred to as a “change of control” of ClearBridge, which constituted an assignment under the Investment Company Act of 1940 and triggered the automatic termination of the former advisory agreement. Accordingly, in anticipation of the Acquisition, the board approved a new advisory agreement with ClearBridge as a wholly owned subsidiary of Franklin to allow for an uninterrupted advisory relationship between ClearBridge and the fund.
The board based its decision upon an evaluation of ClearBridge’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department will meet regularly with the fund’s advisors, including ClearBridge, and make monthly presentations to the board during the fiscal year that direct the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, will also receive information throughout the year during advisor presentations. For each advisor presentation, the board will be provided with letters and reports that include information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board will receive monthly reports, which include a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.
Prior to their meeting to determine whether to approve the new advisory arrangement with ClearBridge, the trustees were provided with a memo and materials that summarized information about the Acquisition and the new advisory arrangement. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund by ClearBridge over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that ClearBridge, headquartered in New York, New York, is a global investment management firm rebranded in 2005, with a legacy dating back to 1962. The ClearBridge small-/mid-capitalization growth team is made up of seven members, with four portfolio managers and three analysts who collaborate closely across four strategies. The advisor seeks to invest in quality growth companies that have large, exploitable opportunities. There is a focus on companies that are category leaders (or have the ability to become market leaders), generate substantial free cash flow, and display capital allocation discipline aimed at fueling long-term sustainable growth. The research process is disciplined and collaborative, with each team member executing on a shared investment philosophy and process. ClearBridge has managed a portion of the fund since 2017.
The board concluded that ClearBridge’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of ClearBridge’s subportfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the new advisory arrangement should be approved.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average.
The board did not consider the profitability of ClearBridge in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets managed by the advisor increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q240 122020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2020: $39,000
Fiscal Year Ended October 31, 2019: $40,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2020: $10,761,407
Fiscal Year Ended October 31, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended October 31, 2020: $2,915,863
Fiscal Year Ended October 31, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended October 31, 2020: $247,168
Fiscal Year Ended October 31, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended October 31, 2020: $115,000
Fiscal Year Ended October 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2020: $362,168
Fiscal Year Ended October 31, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Explorer™ Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
Common Stocks (96.8%)
Communication Services (2.6%)
*	Live Nation Entertainment Inc.	1,292,255	63,062
	New York Times Co. Class A	1,406,601	55,786
*	Match Group Inc.	406,262	47,443
*	Bandwidth Inc. Class A	259,216	41,567
*	Take-Two Interactive Software Inc.	241,313	37,384
*	Roku Inc.	175,734	35,568
	Cinemark Holdings Inc.	4,119,884	33,742
*	IAC/Inter Active Corp.	205,307	24,785
*	Electronic Arts Inc.	191,163	22,907
	Warner Music Group Corp. Class A	457,214	12,130
*	TechTarget Inc.	246,070	10,778
*	Zynga Inc. Class A	1,107,673	9,958
*	Cargurus Inc.	492,074	9,807
*	Zillow Group Inc. Class A	72,787	6,502
*	Boingo Wireless Inc.	635,230	5,933
*	EverQuote Inc. Class A	104,945	3,515
*	Glu Mobile Inc.	424,579	3,040
	Cable One Inc.	1,181	2,045
*	Cardlytics Inc.	17,000	1,255
			427,207
Consumer Discretionary (12.1%)
*	Etsy Inc.	1,193,264	145,089
*	Burlington Stores Inc.	742,977	143,826
*	Skechers USA Inc. Class A	3,870,401	122,730
	Carter's Inc.	1,085,652	88,426
*	Five Below Inc.	539,500	71,937
	Hanesbrands Inc.	4,424,469	71,101
*	Under Armour Inc. Class C	5,370,999	65,687
	La-Z-Boy Inc.	1,868,338	63,953
	Acushnet Holdings Corp.	1,825,861	62,317
	Levi Strauss & Co. Class A	3,855,312	60,837
*	Skyline Champion Corp.	2,308,259	59,207
*	Chewy Inc. Class A	875,974	53,960
*	Carvana Co. Class A	272,594	50,525
*	Chegg Inc.	679,511	49,903
*	Deckers Outdoor Corp.	187,742	47,568
	Shutterstock Inc.	677,225	44,324
	Domino's Pizza Inc.	117,062	44,287
*	frontdoor Inc.	1,085,484	43,007
	Wingstop Inc.	360,066	41,886
	Aaron's Holdings Co. Inc.	767,921	40,132
*	Sally Beauty Holdings Inc.	4,664,874	39,045
*	Ollie's Bargain Outlet Holdings Inc.	403,331	35,126
*	Floor & Decor Holdings Inc. Class A	429,047	31,320
*	Farfetch Ltd. Class A	1,042,879	29,336
	Core-Mark Holding Co. Inc.	996,979	27,267
*	Bright Horizons Family Solutions Inc.	161,159	25,471
	Pool Corp.	70,570	24,688
*	Vroom Inc.	566,489	23,283
*	Dollar Tree Inc.	250,741	22,647
*	Purple Innovation Inc. Class A	786,732	22,320
*	TopBuild Corp.	144,824	22,189
*	Ulta Beauty Inc.	103,726	21,447
	Polaris Inc.	212,991	19,352
*,1	Houghton Mifflin Harcourt Co.	7,198,968	18,789
	Garmin Ltd.	173,433	18,041
	Papa John's International Inc.	226,981	17,354
	Monro Inc.	390,730	16,434
1

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
*	Leslie's Inc.	700,000	15,379
	Rent-A-Center Inc.	461,267	14,253
	Service Corp. International	301,021	13,940
*	Grand Canyon Education Inc.	161,127	12,628
*	Lululemon Athletica Inc.	36,861	11,769
*	Murphy USA Inc.	90,760	11,099
*	Fox Factory Holding Corp.	126,154	10,607
*	Planet Fitness Inc. Class A	157,302	9,323
*	Stamps.com Inc.	40,714	9,089
*	RH	26,198	8,782
	H&R Block Inc.	446,342	7,704
*	iRobot Corp.	86,202	6,860
	PulteGroup Inc.	166,248	6,776
*	Kontoor Brands Inc.	160,536	5,282
*	Caesars Entertainment Inc.	106,819	4,788
	Lithia Motors Inc. Class A	19,638	4,508
*	Asbury Automotive Group Inc.	43,357	4,465
	Lear Corp.	34,506	4,169
	Big Lots Inc.	86,546	4,120
*	Helen of Troy Ltd.	20,425	3,873
*	Sportsman's Warehouse Holdings Inc.	291,333	3,793
*	Tempur Sealy International Inc.	42,560	3,788
	Winnebago Industries Inc.	68,381	3,211
*,2	GAN Ltd.	224,914	3,196
*	NVR Inc.	785	3,103
	Gentex Corp.	103,851	2,874
*	Perdoceo Education Corp.	240,852	2,719
*	Penn National Gaming Inc.	47,868	2,584
*	Sleep Number Corp.	39,959	2,532
*	Malibu Boats Inc. Class A	48,595	2,470
*	CarParts.com Inc.	187,789	2,383
	Camping World Holdings Inc. Class A	88,652	2,344
*	Gentherm Inc.	48,828	2,260
*	Dorman Products Inc.	23,466	2,095
*	El Pollo Loco Holdings Inc.	134,943	1,905
*	Lovesac Co.	63,737	1,641
*	1-800-Flowers.com Inc. Class A	82,498	1,636
	PetMed Express Inc.	55,128	1,631
	Strategic Education Inc.	17,268	1,434
	Standard Motor Products Inc.	29,267	1,340
*	Waitr Holdings Inc.	518,275	1,322
	Ruth's Hospitality Group Inc.	95,207	1,064
*	Scientific Games Corp. Class A	28,632	913
	Collectors Universe Inc.	15,591	856
*	Master Craft Boat Holdings Inc.	34,475	711
	Brinker International Inc.	15,475	674
*	Overstock.com Inc.	11,845	665
*	Vivint Smart Home Inc.	41,682	648
*	Everi Holdings Inc.	58,754	506
*	WW International Inc.	19,685	417
*	Accel Entertainment Inc. Class A	41,119	395
*	MercadoLibre Inc.	175	212
			2,011,547
Consumer Staples (2.7%)
	Nu Skin Enterprises Inc. Class A	1,412,345	69,699
*	BJ's Wholesale Club Holdings Inc.	1,624,266	62,193
*	Performance Food Group Co.	1,743,091	58,585
*	Nomad Foods Ltd.	2,407,962	58,393
	Sanderson Farms Inc.	391,981	50,162
	Casey's General Stores Inc.	257,433	43,396
	Calavo Growers Inc.	388,758	26,097
2

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
*	Monster Beverage Corp.	310,321	23,761
	Coca-Cola Consolidated Inc.	59,895	13,713
[2]	B&G Foods Inc.	437,593	11,623
*	Herbalife Nutrition Ltd.	160,896	7,263
*	Beyond Meat Inc.	32,829	4,676
*,2	National Beverage Corp.	52,458	4,107
	John B Sanfilippo & Son Inc.	53,555	3,897
	Reynolds Consumer Products Inc.	114,685	3,239
	Medifast Inc.	19,682	2,765
	Turning Point Brands Inc.	59,064	2,213
*	USANA Health Sciences Inc.	27,272	2,063
*	Hostess Brands Inc. Class A	157,207	1,987
*	TreeHouse Foods Inc.	41,101	1,596
*	elf Beauty Inc.	64,296	1,303
*	Sprouts Farmers Market Inc.	60,480	1,152
	Tootsie Roll Industries Inc.	21,920	655
			454,538
Energy (0.4%)
	Delek US Holdings Inc.	1,788,075	17,988
	Cabot Oil & Gas Corp.	724,794	12,894
	Viper Energy Partners LP	1,652,764	11,586
*	ChampionX Corp.	869,132	7,588
	Pioneer Natural Resources Co.	61,732	4,911
*	Renewable Energy Group Inc.	26,753	1,509
*	Magnolia Oil & Gas Corp. Class A	315,461	1,369
*	CONSOL Energy Inc.	91,268	346
			58,191
Financials (6.5%)
	LPL Financial Holdings Inc.	1,148,104	91,768
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,098,984	87,842
*	SVB Financial Group	288,603	83,897
	Western Alliance Bancorp	1,742,071	71,773
	Assurant Inc.	562,139	69,913
	Tradeweb Markets Inc. Class A	1,163,043	63,363
	Sterling Bancorp	4,709,653	63,015
	Synovus Financial Corp.	2,315,875	60,213
	RenaissanceRe Holdings Ltd.	359,733	58,176
	Voya Financial Inc.	1,190,033	57,038
	MarketAxess Holdings Inc.	99,068	53,383
	Assured Guaranty Ltd.	1,948,127	49,736
*	Green Dot Corp. Class A	740,137	39,464
*	Palomar Holdings Inc.	332,105	29,614
*	PRA Group Inc.	779,630	26,609
	FirstCash Inc.	386,223	20,099
	Piper Sandler Cos.	231,143	19,289
	WisdomTree Investments Inc.	5,210,024	18,964
*	Encore Capital Group Inc.	579,334	18,498
	Primerica Inc.	156,696	17,274
	MSCI Inc. Class A	44,296	15,496
	Bank OZK	619,601	15,354
	Walker & Dunlop Inc.	112,381	7,067
	Erie Indemnity Co. Class A	25,501	5,938
*	Enova International Inc.	304,985	4,682
	Virtu Financial Inc. Class A	201,061	4,299
	Kinsale Capital Group Inc.	22,844	4,283
*	eHealth Inc.	43,761	2,937
	Prosperity Bancshares Inc.	45,843	2,526
	Cowen Inc. Class A	113,508	2,436
	Artisan Partners Asset Management Inc. Class A	60,138	2,409
	FactSet Research Systems Inc.	7,846	2,405
3

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
	Universal Insurance Holdings Inc.	184,462	2,300
*	Trupanion Inc.	30,429	2,177
	Brightsphere Investment Group Inc.	152,337	2,102
	Virtus Investment Partners Inc.	11,539	1,841
	Bank of NT Butterfield & Son Ltd.	58,402	1,545
	First Financial Bankshares Inc.	46,159	1,376
	Ares Management Corp. Class A	25,371	1,073
*	Selectquote Inc.	57,471	990
	SLM Corp.	73,222	673
	PennyMac Financial Services Inc.	12,454	633
	Cohen & Steers Inc.	6,828	384
			1,084,854
Health Care (25.2%)
*	Insulet Corp.	696,577	154,814
*	ICON plc	780,991	140,813
*	Penumbra Inc.	454,512	118,641
*	Omnicell Inc.	1,216,331	105,273
*	Hologic Inc.	1,529,196	105,239
*	Exact Sciences Corp.	736,303	91,176
*,1	BioTelemetry Inc.	2,044,965	87,075
*	Amedisys Inc.	326,981	84,688
*	Quidel Corp.	305,297	81,908
*	LHC Group Inc.	361,825	78,353
*	Acadia Healthcare Co. Inc.	2,164,918	77,179
	Hill-Rom Holdings Inc.	816,269	74,338
*	Haemonetics Corp.	710,545	71,829
*	Globus Medical Inc. Class A	1,367,667	71,283
	STERIS plc	392,969	69,630
*	Molina Healthcare Inc.	364,956	68,053
*	ABIOMED Inc.	251,423	63,328
	Encompass Health Corp.	1,021,343	62,619
*	Catalent Inc.	708,559	62,190
*	Kodiak Sciences Inc.	683,335	62,054
*	Ultragenyx Pharmaceutical Inc.	617,122	62,021
*	Mettler-Toledo International Inc.	61,758	61,629
*	Varian Medical Systems Inc.	349,592	60,410
*	Merit Medical Systems Inc.	1,166,285	58,373
*	Charles River Laboratories International Inc.	255,513	58,180
*	Repligen Corp.	344,081	57,314
*	IDEXX Laboratories Inc.	131,094	55,691
*	HealthEquity Inc.	1,044,349	53,774
*	Avanos Medical Inc.	1,388,472	49,082
*	Avantor Inc.	2,036,867	47,398
*	Syneos Health Inc.	886,186	47,039
	Bio-Techne Corp.	178,518	45,060
*	ImmunoGen Inc.	7,554,606	42,608
*	Neurocrine Biosciences Inc.	413,824	40,832
*	PRA Health Sciences Inc.	396,270	38,613
*	Integra LifeSciences Holdings Corp.	874,876	38,582
*	DexCom Inc.	119,295	38,124
*	Arena Pharmaceuticals Inc.	436,917	37,453
*	Glaukos Corp.	653,683	36,554
*	Horizon Therapeutics plc	478,517	35,855
	ResMed Inc.	184,735	35,458
*	Dicerna Pharmaceuticals Inc.	1,673,053	35,117
*	Ascendis Pharma A/S ADR	213,450	34,867
*	Veracyte Inc.	976,256	33,837
*	PPD Inc.	1,025,683	33,724
*	Tandem Diabetes Care Inc.	305,177	33,264
*	Y-mAbs Therapeutics Inc.	770,982	32,952
*	Biohaven Pharmaceutical Holding Co. Ltd.	412,950	31,987
4

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
*	Mirati Therapeutics Inc.	147,266	31,977
*,2	CRISPR Therapeutics AG	322,408	29,604
*	Turning Point Therapeutics Inc.	317,544	29,274
	Cooper Cos. Inc.	88,562	28,256
*	TG Therapeutics Inc.	1,111,814	28,096
*	Deciphera Pharmaceuticals Inc.	481,260	27,947
*	Apellis Pharmaceuticals Inc.	839,571	26,782
*	AMN Healthcare Services Inc.	405,167	26,449
*	Halozyme Therapeutics Inc.	920,229	25,766
*	MEDNAX Inc.	1,992,373	25,403
*	Sarepta Therapeutics Inc.	183,531	24,944
*,2	Ligand Pharmaceuticals Inc.	297,263	24,509
*	Pacira BioSciences Inc.	452,193	23,650
*	ChemoCentryx Inc.	484,165	23,240
	Chemed Corp.	48,577	23,235
*	Novocure Ltd.	190,188	23,222
*	Neogen Corp.	321,343	22,410
*	Heron Therapeutics Inc.	1,360,094	22,183
*	Revance Therapeutics Inc.	827,087	21,405
	Cerner Corp.	302,175	21,179
*	Theravance Biopharma Inc.	1,108,584	20,963
*	Axogen Inc.	1,628,287	20,533
*	Constellation Pharmaceuticals Inc.	1,018,874	19,990
*	Agios Pharmaceuticals Inc.	494,620	19,819
*	HMS Holdings Corp.	728,814	19,401
*	BioMarin Pharmaceutical Inc.	257,872	19,193
*	Medpace Holdings Inc.	171,414	19,017
*	Align Technology Inc.	42,060	17,921
	Bruker Corp.	400,004	17,016
*	Veeva Systems Inc. Class A	61,250	16,541
*,2	Ontrak Inc.	264,000	16,167
*	Illumina Inc.	53,148	15,556
*	Natera Inc.	218,137	14,672
*	Acceleron Pharma Inc.	128,713	13,461
*	Exelixis Inc.	649,357	13,299
*	Nevro Corp.	86,838	12,957
*	NuVasive Inc.	285,233	12,673
*,2	Viking Therapeutics Inc.	2,242,589	12,626
	PerkinElmer Inc.	90,223	11,688
*	Allakos Inc.	118,383	11,262
*	SpringWorks Therapeutics Inc.	186,351	10,807
*	Teladoc Health Inc.	53,703	10,551
*	Pacific Biosciences of California Inc.	793,203	10,399
*	Schrodinger Inc.	213,002	10,390
*	Masimo Corp.	46,385	10,382
*	Ironwood Pharmaceuticals Inc. Class A	1,016,860	10,047
*	Guardant Health Inc.	93,371	9,959
*	iRhythm Technologies Inc.	44,229	9,352
*	Iovance Biotherapeutics Inc.	257,417	9,185
*	Emergent BioSolutions Inc.	101,805	9,159
*	Tenet Healthcare Corp.	358,401	8,795
*	Ionis Pharmaceuticals Inc.	185,258	8,698
*	Enanta Pharmaceuticals Inc.	197,931	8,636
	Ensign Group Inc.	138,950	8,176
*	Bluebird Bio Inc.	156,164	8,075
*	Select Medical Holdings Corp.	367,418	7,708
*,2	Esperion Therapeutics Inc.	251,311	7,532
*	Retrophin Inc.	360,153	7,290
*	MacroGenics Inc.	375,303	7,285
*	Inovalon Holdings Inc. Class A	346,099	6,572
	Luminex Corp.	288,585	6,360
5

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
*	Puma Biotechnology Inc.	749,514	6,273
*	Immunovant Inc.	141,405	6,168
*	Akebia Therapeutics Inc.	2,706,816	6,009
*	Corcept Therapeutics Inc.	344,204	5,776
*	Vanda Pharmaceuticals Inc.	516,657	5,523
*	Alkermes plc	327,679	5,325
*	Integer Holdings Corp.	85,540	5,000
*	Pennant Group Inc.	112,640	4,693
*	Voyager Therapeutics Inc.	423,207	4,499
*	Bioxcel Therapeutics Inc.	96,958	4,430
*	Cytokinetics Inc.	287,013	4,411
*	ACADIA Pharmaceuticals Inc.	87,601	4,069
*	GenMark Diagnostics Inc.	325,474	3,977
*	Reata Pharmaceuticals Inc. Class A	33,435	3,902
	West Pharmaceutical Services Inc.	13,983	3,804
*	BioCryst Pharmaceuticals Inc.	976,071	3,729
*,2	Inovio Pharmaceuticals Inc.	361,812	3,564
*	Minerva Neurosciences Inc.	1,090,295	3,500
*	Agenus Inc.	927,100	3,421
*,2	Inari Medical Inc.	48,333	3,200
*	Tivity Health Inc.	231,180	3,179
*	OraSure Technologies Inc.	206,907	3,091
*	Meridian Bioscience Inc.	177,936	3,052
*	Silk Road Medical Inc.	47,078	2,853
*	Providence Service Corp.	23,857	2,804
*	Kiniksa Pharmaceuticals Ltd. Class A	176,349	2,762
*	CytomX Therapeutics Inc.	386,011	2,555
	US Physical Therapy Inc.	31,926	2,533
*	Editas Medicine Inc.	81,620	2,525
*	Intercept Pharmaceuticals Inc.	89,607	2,490
*	Novavax Inc.	30,779	2,484
*	AdaptHealth Corp. Class A	89,785	2,451
*,2	VBI Vaccines Inc.	1,033,230	2,428
*	Molecular Templates Inc.	258,600	2,286
*	Karyopharm Therapeutics Inc.	153,747	2,279
*	Selecta Biosciences Inc.	762,646	2,257
*	CareDx Inc.	45,030	2,209
*	Fortress Biotech Inc.	1,001,176	2,203
*,2	Sutro Biopharma Inc.	169,896	2,185
*,2	Fulgent Genetics Inc.	63,902	2,079
*	Precision BioSciences Inc.	329,369	2,078
*	Sangamo Therapeutics Inc.	196,929	2,036
*	Seres Therapeutics Inc.	72,617	2,025
*	Accolade Inc.	55,602	1,947
*	Surgery Partners Inc.	86,031	1,877
*	MannKind Corp.	864,279	1,737
*	Intellia Therapeutics Inc.	71,582	1,714
*	ICU Medical Inc.	9,554	1,699
*	CryoPort Inc.	42,135	1,691
*	Allscripts Healthcare Solutions Inc.	167,460	1,688
*	Ovid therapeutics Inc.	329,467	1,684
*	Xencor Inc.	42,235	1,621
*	Radius Health Inc.	116,111	1,557
*	Rocket Pharmaceuticals Inc.	51,510	1,439
*,2	NantKwest Inc.	191,088	1,435
*,2	Chembio Diagnostics Inc.	300,381	1,424
*	Karuna Therapeutics Inc.	16,539	1,343
*	Amicus Therapeutics Inc.	74,098	1,321
*,2	Zynex Inc.	96,441	1,235
*	AtriCure Inc.	35,257	1,218
*	Allogene Therapeutics Inc.	35,132	1,192
6

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
*	Arcturus Therapeutics Holdings Inc.	21,864	1,182
*	Innoviva Inc.	107,580	1,163
*	Amphastar Pharmaceuticals Inc.	59,325	1,162
*	Denali Therapeutics Inc.	24,957	1,068
*	NextCure Inc.	108,667	1,050
*	FibroGen Inc.	25,369	974
*	Arvinas Inc.	45,181	945
*	American Well Corp. Class A	36,560	944
*	Evolent Health Inc. Class A	94,300	937
*,2	Co-Diagnostics Inc.	67,528	906
*,2	Accelerate Diagnostics Inc.	95,838	903
*	Zogenix Inc.	40,939	873
*	Protagonist Therapeutics Inc.	39,674	752
*	Spero Therapeutics Inc.	54,307	712
*,2	Acorda Therapeutics Inc.	775,332	678
*	Kadmon Holdings Inc.	197,694	672
*	AVEO Pharmaceuticals Inc.	123,820	672
*	Myriad Genetics Inc.	53,493	665
*	Acutus Medical Inc.	28,968	663
*	Beam Therapeutics Inc.	18,469	631
*,2	Vaxart Inc.	126,018	620
*	Vocera Communications Inc.	18,323	601
*	Cue Biopharma Inc.	53,792	599
*	Syros Pharmaceuticals Inc.	89,395	596
*	Castle Biosciences Inc.	12,827	596
*,2	Clovis Oncology Inc.	117,481	579
*	Retractable Technologies Inc.	76,472	561
*	Assertio Holdings Inc.	879,479	545
*	ZIOPHARM Oncology Inc.	253,023	529
*	Arrowhead Pharmaceuticals Inc.	9,138	524
*	1Life Healthcare Inc.	17,616	497
*,2	Affimed NV	155,960	493
*	Ocular Therapeutix Inc.	51,824	492
*	Albireo Pharma Inc.	15,432	487
*,2	Cassava Sciences Inc.	58,739	482
*,2	Kala Pharmaceuticals Inc.	66,801	441
*	Amneal Pharmaceuticals Inc.	100,443	418
*	Translate Bio Inc.	29,452	378
*	Aquestive Therapeutics Inc.	77,579	375
			4,189,229
Industrials (17.3%)
*	TriNet Group Inc.	2,223,867	153,269
*	Trex Co. Inc.	1,753,194	121,917
*	Clean Harbors Inc.	1,738,171	92,071
	Kennametal Inc.	2,706,748	83,909
*	Generac Holdings Inc.	379,736	79,802
	John Bean Technologies Corp.	944,348	79,297
	Ritchie Bros Auctioneers Inc.	1,289,658	78,192
	Rexnord Corp.	2,383,097	76,450
*	SPX FLOW Inc.	1,781,417	75,443
*	Copart Inc.	667,339	73,648
*	Chart Industries Inc.	859,742	72,605
*	Kirby Corp.	1,727,517	66,492
	BWX Technologies Inc.	1,205,936	66,339
*	Ingersoll Rand Inc.	1,890,008	66,037
	Woodward Inc.	818,518	65,113
	EnerSys	890,982	63,794
*	Sensata Technologies Holding plc	1,436,386	62,784
	Fortune Brands Home & Security Inc.	760,391	61,493
	ABM Industries Inc.	1,577,631	54,775
	Advanced Drainage Systems Inc.	857,550	54,394
7

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
	Enerpac Tool Group Corp. Class A	2,954,892	52,686
	GATX Corp.	738,559	50,429
	IDEX Corp.	292,330	49,810
*	BMC Stock Holdings Inc.	1,243,254	49,220
	Matson Inc.	905,264	47,028
	TransUnion	574,622	45,774
*	Masonite International Corp.	519,706	45,734
*	AerCap Holdings NV	1,767,122	43,878
*	United Rentals Inc.	245,230	43,722
	Rush Enterprises Inc. Class A	1,198,174	42,943
*	XPO Logistics Inc.	460,105	41,409
*	SiteOne Landscape Supply Inc.	336,417	40,198
	Verisk Analytics Inc. Class A	220,310	39,209
*	Middleby Corp.	371,829	37,012
*	Axon Enterprise Inc.	357,896	35,396
*	Kornit Digital Ltd.	492,286	33,141
	Tennant Co.	536,828	32,006
	Forward Air Corp.	505,816	31,851
*	Teledyne Technologies Inc.	101,980	31,527
*	RBC Bearings Inc.	261,204	31,096
*	Kratos Defense & Security Solutions Inc.	1,517,168	28,659
*	CoStar Group Inc.	33,860	27,887
*	Proto Labs Inc.	231,883	27,381
	CH Robinson Worldwide Inc.	289,056	25,561
	HEICO Corp. Class A	246,777	23,074
*	Cimpress plc	313,857	23,037
*	Mercury Systems Inc.	329,570	22,701
	Rockwell Automation Inc.	84,009	19,920
	IHS Markit Ltd.	230,596	18,648
*	AZEK Co. Inc. Class A	556,347	18,604
	Landstar System Inc.	144,043	17,962
*	Array Technologies Inc.	433,680	15,981
*	Vertiv Holdings Co. Class A	807,784	14,257
	JB Hunt Transport Services Inc.	110,154	13,410
	UFP Industries Inc.	263,471	13,150
	Heartland Express Inc.	689,870	12,632
	Tetra Tech Inc.	108,804	10,979
*	Builders FirstSource Inc.	361,490	10,953
*	Aerojet Rocketdyne Holdings Inc.	303,690	9,846
	EMCOR Group Inc.	139,968	9,544
*	GMS Inc.	415,465	9,390
*	Atkore International Group Inc.	422,125	8,734
	Simpson Manufacturing Co. Inc.	87,777	7,788
*	HD Supply Holdings Inc.	183,636	7,320
	Albany International Corp. Class A	126,862	6,462
	MSA Safety Inc.	47,640	6,285
	Exponent Inc.	89,232	6,210
*	AeroVironment Inc.	77,889	5,948
	Allegion plc	59,809	5,891
*	MRC Global Inc.	1,335,510	5,689
	Terex Corp.	223,073	5,508
*	MasTec Inc.	97,561	4,843
	Applied Industrial Technologies Inc.	69,760	4,259
	Allison Transmission Holdings Inc.	109,115	3,945
*	American Woodmark Corp.	45,560	3,764
	Franklin Electric Co. Inc.	61,657	3,683
*	SPX Corp.	79,437	3,367
*	TrueBlue Inc.	216,816	3,365
	Werner Enterprises Inc.	86,960	3,306
*	Foundation Building Materials Inc.	214,829	3,128
	Acuity Brands Inc.	35,085	3,127
8

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
	Hubbell Inc. Class B	20,831	3,031
*	FTI Consulting Inc.	30,647	3,018
*	Alpha Pro Tech Ltd.	188,962	2,681
	Nordson Corp.	13,847	2,678
*	Atlas Air Worldwide Holdings Inc.	44,861	2,654
	CoreLogic Inc.	33,808	2,601
	Huntington Ingalls Industries Inc.	12,221	1,802
*	ASGN Inc.	15,853	1,057
*	Gibraltar Industries Inc.	18,302	1,051
	AAON Inc.	17,962	1,049
*	WillScot Mobile Mini Holdings Corp. Class A	54,142	1,006
*	Ameresco Inc. Class A	25,333	973
*	Vicor Corp.	11,759	917
	Steelcase Inc. Class A	83,445	871
*,2	ExOne Co.	83,991	844
	Graco Inc.	13,387	829
*	Cornerstone Building Brands Inc.	85,085	653
	Argan Inc.	15,021	619
*	Herc Holdings Inc.	13,842	614
*	Dycom Industries Inc.	8,455	549
	Covanta Holding Corp.	60,223	547
	ESCO Technologies Inc.	6,001	502
			2,878,637
Information Technology (24.2%)
*	Five9 Inc.	1,115,049	169,175
*	Wix.com Ltd.	466,604	115,400
*	HubSpot Inc.	378,937	109,918
*	SVMK Inc.	5,123,312	107,231
*	DocuSign Inc. Class A	502,292	101,589
*	Fortinet Inc.	848,038	93,598
	Teradyne Inc.	950,624	83,512
	Power Integrations Inc.	1,363,495	82,096
*	Inphi Corp.	574,730	80,324
	Monolithic Power Systems Inc.	245,304	78,399
*,2	SunPower Corp.	4,739,834	75,790
*	First Solar Inc.	835,307	72,709
*	Mimecast Ltd.	1,881,573	71,895
*	Tower Semiconductor Ltd.	3,352,578	70,739
*	GoDaddy Inc. Class A	958,928	67,835
*	ON Semiconductor Corp.	2,702,759	67,812
*	Cadence Design Systems Inc.	611,064	66,832
*	New Relic Inc.	1,041,420	63,173
*	J2 Global Inc.	912,597	61,947
*	SolarWinds Corp.	2,949,028	60,249
*	Arrow Electronics Inc.	746,484	58,144
	Science Applications International Corp.	759,235	57,983
*,1	Cardtronics plc Class A	3,199,703	56,987
	MKS Instruments Inc.	521,340	56,508
*	Medallia Inc.	1,937,455	55,121
*	Cloudera Inc.	5,574,066	54,180
*	Proofpoint Inc.	562,711	53,874
*	Ciena Corp.	1,352,738	53,284
*	Manhattan Associates Inc.	607,005	51,899
*	2U Inc.	1,363,059	50,229
*	Cornerstone OnDemand Inc.	1,318,299	50,082
*	Envestnet Inc.	632,745	48,557
*	IPG Photonics Corp.	248,747	46,257
*	Everbridge Inc.	438,333	45,889
	Entegris Inc.	606,870	45,376
	MAXIMUS Inc.	650,213	43,941
*	RealPage Inc.	768,906	42,820
9

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
*	FireEye Inc.	3,058,246	42,326
*	Sprout Social Inc. Class A	962,653	42,068
*	Slack Technologies Inc. Class A	1,522,783	38,953
	Jack Henry & Associates Inc.	240,314	35,627
*	Nuance Communications Inc.	1,108,911	35,385
*	Pluralsight Inc. Class A	2,188,534	34,360
*	RingCentral Inc. Class A	132,015	34,105
*	Semtech Corp.	594,548	32,635
	Microchip Technology Inc.	301,319	31,663
*	Trimble Inc.	651,768	31,370
*	Tyler Technologies Inc.	78,438	30,150
*	Euronet Worldwide Inc.	338,829	30,102
*	Smartsheet Inc. Class A	577,490	28,788
*	Fair Isaac Corp.	72,900	28,537
	Belden Inc.	890,852	27,510
*	Silicon Laboratories Inc.	262,322	26,878
	Booz Allen Hamilton Holding Corp. Class A	338,869	26,601
*	Gartner Inc.	215,506	25,882
	Cognex Corp.	378,041	24,913
*	Black Knight Inc.	272,988	24,009
*	Q2 Holdings Inc.	256,314	23,386
*	Zendesk Inc.	205,600	22,809
*	Dynatrace Inc.	645,440	22,790
*	SolarEdge Technologies Inc.	88,283	22,750
*	PTC Inc.	267,458	22,434
*	ANSYS Inc.	66,435	20,221
*	Workiva Inc. Class A	362,633	20,057
*	Aspen Technology Inc.	180,876	19,862
*	Anaplan Inc.	358,639	19,851
*	Synaptics Inc.	244,540	18,749
*	Enphase Energy Inc.	189,565	18,594
*	Qualys Inc.	200,927	17,651
*	Palo Alto Networks Inc.	78,480	17,359
*	WEX Inc.	135,015	17,086
*	Rapid7 Inc.	273,459	16,935
*	ChannelAdvisor Corp.	1,025,266	16,609
*	Atlassian Corp. plc Class A	86,368	16,550
	SS&C Technologies Holdings Inc.	272,687	16,149
*	EPAM Systems Inc.	50,432	15,581
*	Guidewire Software Inc.	152,587	14,665
*	8x8 Inc.	838,719	14,493
*	Avalara Inc.	97,008	14,459
*	Box Inc. Class A	910,598	14,114
*	CyberArk Software Ltd.	141,015	13,982
	National Instruments Corp.	429,476	13,434
*	Repay Holdings Corp.	595,351	13,413
	Jabil Inc.	400,288	13,266
*	Coupa Software Inc.	48,862	13,080
*	Zscaler Inc.	96,302	13,073
*	PROS Holdings Inc.	431,144	12,145
	TTEC Holdings Inc.	221,177	12,116
*	Zebra Technologies Corp. Class A	41,004	11,630
*,2	Sumo Logic Inc.	671,185	11,598
*,2	Maxeon Solar Technologies Ltd.	674,524	10,927
	CDW Corp.	85,552	10,489
*	Domo Inc. Class B	327,817	10,415
*	Fastly Inc. Class A	151,717	9,636
*	SPS Commerce Inc.	106,036	9,076
*	Teradata Corp.	455,795	8,373
*	Varonis Systems Inc.	68,920	7,965
*	Diodes Inc.	124,061	7,174
10

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
*	A10 Networks Inc.	1,037,679	6,994
	Brooks Automation Inc.	148,949	6,956
*	Cirrus Logic Inc.	100,866	6,947
*	Alteryx Inc. Class A	54,274	6,803
*	Unisys Corp.	495,256	6,508
*	Lattice Semiconductor Corp.	185,888	6,487
*	Lumentum Holdings Inc.	77,496	6,408
*	eGain Corp.	387,493	6,142
*	Model N Inc.	169,702	5,979
*	Avaya Holdings Corp.	313,115	5,386
*	Okta Inc.	24,989	5,243
	CSG Systems International Inc.	134,663	5,101
*	SMART Global Holdings Inc.	186,620	4,925
*	Unity Software Inc.	48,434	4,595
	Plantronics Inc.	228,948	4,469
*	NeoPhotonics Corp.	621,892	4,235
*	Calix Inc.	179,584	4,204
*	Digital Turbine Inc.	131,927	3,781
*	Nutanix Inc. Class A	152,860	3,721
*	Elastic NV	36,477	3,699
*	Avid Technology Inc.	389,501	3,630
*	Amkor Technology Inc.	294,034	3,484
*	LivePerson Inc.	64,427	3,444
*	Insight Enterprises Inc.	62,524	3,336
	Progress Software Corp.	90,057	3,275
*	MACOM Technology Solutions Holdings Inc. Class H	88,427	3,228
*	Brightcove Inc.	229,048	2,897
*,2	Veritone Inc.	304,820	2,859
*	ePlus Inc.	40,614	2,742
	Perspecta Inc.	149,899	2,688
	Hackett Group Inc.	201,447	2,603
*	Altair Engineering Inc. Class A	57,419	2,471
*	Sailpoint Technologies Holdings Inc.	54,218	2,251
*	Fabrinet	36,362	2,182
*	FormFactor Inc.	74,156	2,102
*	Endurance International Group Holdings Inc.	335,171	1,947
*	Sitime Corp.	23,118	1,930
*	Diebold Nixdorf Inc.	309,079	1,926
*	Ambarella Inc.	34,776	1,901
*	Agilysys Inc.	65,308	1,769
*	Comm Scope Holding Co. Inc.	147,274	1,311
*	Mitek Systems Inc.	98,264	1,223
*	BigCommerce Holdings Inc. Series 1	16,639	1,221
*	Ichor Holdings Ltd.	51,246	1,192
*	Alarm.com Holdings Inc.	20,361	1,188
*	Ultra Clean Holdings Inc.	54,875	1,168
*	Zuora Inc. Class A	117,052	1,126
*,2	GTT Communications Inc.	271,798	1,003
*	Infinera Corp.	156,988	983
*	PagerDuty Inc.	35,857	972
*	Perficient Inc.	24,714	968
*	Bill.Com Holdings Inc.	9,394	939
*	NCR Corp.	45,818	931
*	International Money Express Inc.	63,585	884
*	Zix Corp.	132,359	811
*	Novanta Inc.	6,815	741
	Ubiquiti Inc.	3,888	722
*	Axcelis Technologies Inc.	31,141	687
*	MicroStrategy Inc. Class A	3,632	607
*	CEVA Inc.	13,803	557
	InterDigital Inc.	8,970	502
11

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
*	CyberOptics Corp.	13,732	316
			4,009,462
Materials (2.0%)
	Smurfit Kappa Group plc	1,917,978	72,368
	Louisiana-Pacific Corp.	2,080,646	59,465
	Methanex Corp.	1,859,454	55,170
*	Summit Materials Inc. Class A	1,736,811	30,724
	Graphic Packaging Holding Co.	1,218,440	16,193
	Scotts Miracle-Gro Co.	96,491	14,478
	Royal Gold Inc.	117,302	13,937
	Avery Dennison Corp.	99,566	13,779
	Balchem Corp.	137,755	13,769
*	Element Solutions Inc.	1,002,410	11,748
	Boise Cascade Co.	272,209	10,447
	RPM International Inc.	64,360	5,449
	Sensient Technologies Corp.	45,714	2,991
*	Novagold Resources Inc.	214,958	2,227
	Verso Corp. Class A	264,901	2,061
*	Forterra Inc.	44,663	583
	O-I Glass Inc.	48,771	460
			325,849
Other (1.2%)
[2,3]	Vanguard Small-Cap ETF	1,249,629	196,329
Real Estate (2.5%)
	Life Storage Inc.	613,138	69,990
	PS Business Parks Inc.	555,279	63,318
	SBA Communications Corp. Class A	161,314	46,841
	VICI Properties Inc.	1,802,956	41,378
	JBG SMITH Properties	1,521,422	35,525
	Essential Properties Realty Trust Inc.	2,106,514	34,799
	CoreSite Realty Corp.	188,410	22,489
	Xenia Hotels & Resorts Inc.	2,529,999	20,847
	Americold Realty Trust	459,680	16,654
	Iron Mountain Inc.	571,935	14,905
*	Redfin Corp.	339,975	14,201
	Uniti Group Inc.	1,063,119	9,377
	GEO Group Inc.	857,604	7,598
	National Health Investors Inc.	92,254	5,171
	RMR Group Inc. Class A	53,190	1,418
	Alexander's Inc.	4,722	1,148
	Innovative Industrial Properties Inc.	4,492	524
	American Finance Trust Inc.	81,888	472
			406,655
Utilities (0.1%)
	NRG Energy Inc.	350,556	11,085
	American States Water Co.	74,655	5,576
	Ormat Technologies Inc.	64,205	4,550
	Clearway Energy Inc. Class C	75,258	2,119
	Brookfield Infrastructure Corp. Class A	13,083	713
			24,043
Total Common Stocks (Cost $12,149,651)			16,066,541
12

Explorer Fund
Schedule of Investments
As of October 31, 2020
		Shares	Market Value ($000)
Temporary Cash Investments (2.9%)
Money Market Fund (2.7%)
[4,5]	Vanguard Market Liquidity Fund, 0.112%	4,569,954	456,995
		Face Amount ($000)
Repurchase Agreement (0.1%)
	Deutsche Bank Securities, Inc. 0.090%, 11/2/20 (Dated 10/31/20, Repurchase Value $$9,700,000, collateralized by U.S. Treasury Bill, 0.000%, 11/5/20, with a value of $9,894,000)	9,700	9,700
U.S. Government and Agency Obligations (0.1%)
[6]	U.S. Treasury Bill, 0.094%, 11/3/20	1,670	1,670
[6]	U.S. Treasury Bill, 0.122%, 12/15/20	800	800
[6]	U.S. Treasury Bill, 0.103%, 12/31/20	10,300	10,299
[6]	U.S. Treasury Bill, 0.096%, 1/28/21	3,731	3,730
			16,499
Total Temporary Cash Investments (Cost $483,060)			483,194
Total Investments (99.7%) (Cost $12,632,711)			16,549,735
Other Assets and Liabilities—Net (0.3%)			54,979
Net Assets (100%)			16,604,714
Cost is in $000.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $176,873,000.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $188,089,000 was received for securities on loan.
6	Securities with a value of $16,463,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
13

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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
SNA240 122020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary, of Vanguard Explorer Fund (the "Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

December 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In September 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Explorer Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2020

VANGUARD EXPLORER FUND

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: December 18, 2020

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney   filed on December 18, 2020 (see File Number 33-64845), Incorporated by Reference.